                                                                   EXHIBIT 10.11

                                DTM CORPORATION

                             AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT

     This Amended and Restated Shareholders' Agreement (the "Agreement") is entered into this 30th day of April, 1996 by and among DTM CORPORATION, a Texas
                 ------
corporation formerly known as Nova Automation Corporation (the "Company"), the EXISTING SHAREHOLDERS (as defined below), who are the registered owners of all of the presently issued and outstanding shares of Stock (as defined below) and all other Persons who enter into this Agreement after the date hereof pursuant to the provisions of this Agreement.

                             W I T N E S S E T H :
                             - - - - - - - - - -

                            STATEMENT OF BACKGROUND
                            -----------------------

     Prior to the date hereof, the parties to this Agreement were parties to that certain Amended and Restated Shareholders' Agreement dated December 20, 1989, as amended by that certain Amendment No. 1 to Shareholders' Agreement effective December 1, 1990; that certain second amendment to Shareholders' Agreement via unanimous Shareholder consent effective April 23, 1991; that certain Amendment No. 3 to Shareholders' Agreement dated September 15, 1991; that certain Amendment No. 4 to Shareholders' Agreement dated July 20, 1993; and that certain Amendment No. 5 to Shareholders' Agreement dated April 26, 1994 (such Shareholders' Agreement, as so amended, being herein called the "Last Amended Shareholders' Agreement").

     In entering into the Last Amended Shareholders' Agreement, it was the intention of the parties thereto to promote their mutual interests by imposing certain restrictions and obligations on themselves and on their shares of Stock. The parties hereto continue to believe that their mutual interests are best promoted by maintaining certain restrictions and obligations on themselves and on the Stock, but they desire to eliminate, modify or amend certain of the rights, privileges, restrictions and obligations set forth in the Last Amended Shareholders' Agreement and to provide for certain additional rights, privileges, restrictions and obligations, all as hereinafter set forth.

     This Agreement is being entered into in reliance on the mutual promises and agreements contained in this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Termination of Last Amended Shareholders' Agreement.  Effective
     ---------   ---------------------------------------------------
upon the execution and delivery of this Agreement by the Company and each of the Existing Shareholders, the Last Amended Shareholders' Agreement is hereby terminated in all respects and shall have no further force or effect whatsoever. In lieu of the Last Amended Shareholders' Agreement, the parties hereto agree that from and after execution and delivery of this Agreement by the Company and each of the Existing Shareholders, they and all their shares of Stock shall be subject to and bound by the terms, conditions and provisions of this Agreement.

     SECTION 2.  Definitions.
     ---------   -----------

     2.1.  Defined Terms.  As used in this Agreement the following terms shall
           -------------
have the following meanings:

     "Affiliate" of any specified Person means (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or (b) any trust of which such Person is the settlor. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings relative to the foregoing.

     "BFG" shall mean The B.F.Goodrich Company, a New York corporation.

     "Disposition" means the sale, pledge, assignment, gift, transfer, grant of a security interest in or other voluntary or involuntary disposition of all or any portion of Stock or any interest therein (including, without limitation, any sale, pledge, assignment, gift, transfer or other disposition to Shareholders or to the relatives, spouses, heirs, descendants or affiliates of a Shareholder), whether by operation of law or otherwise, and shall include, without limitation, Permitted Transfers.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

     "Existing Shareholders" means each of the following persons or entities, who collectively are the registered owners of all of the shares of Stock issued and outstanding as of the date hereof, with the number of shares of Stock owned as of the date hereof by each such Shareholder set forth next to such Shareholder's name:

   Name                                                            No. of Shares
   ----                                                            -------------
   Dr. Joseph J. Beaman                                                    9,300
   Dr. Carl R. Deckard                                                     8,333

     Sally L. Deckard                                                      8,333
     The Thomas Roland Deckard Trust                                       4,167
     The Michael Edison Deckard Trust                                      4,167
     Dr. Paul F. McClure                                                  25,100
     The B.F.Goodrich Company                                          2,905,310
     DTM Holdings, Ltd.                                                  188,373
     The University of Texas                                              20,000

     "Holdings" means DTM Holdings, Ltd.

     "Initial Public Offering" or "IPO" means the Company's initial sale of Stock in an underwritten public offering through underwriters of recognized national or regional standing selected by the Company pursuant to an effective registration statement under the Securities Act.

     "Minority Shares" means at any time all Stock then outstanding other than Stock held directly or indirectly by or for the benefit of BFG.

     "Offer" means the tendering to the Optionees of the right to purchase Stock as a result of a proposed Disposition to a Third Party, the occurrence of an Automatic Selling Event, or the failure of an Optionee to exercise an option, as further described in Sections 5 through 7 of this Agreement.

     "Offer Date" means the date on which an Offer relating to a proposed Disposition to a Third Party is actually received by the Company under Section 5 hereof, or as the context may require, any other date deemed to be an "Offer Date" under Sections 6 or 7 hereof.

     "Optionee" or "Optionees" means (i) the Company, and (ii) each person or entity (other than the Selling Shareholder) that is a Shareholder as of the applicable Offer

Date, and (iii) in the case of an Offer (whether actual or deemed) by a Selling Shareholder of shares of Stock acquired by intervivos gift in a Permitted Transfer under Section 4.3 hereof, the Person who transferred such shares to the Selling Shareholder, whether or not such Person is still a Shareholder; provided, however, that if an Offer arises with respect to shares of Stock of a Shareholder who transferred any shares of Stock to Related Persons in an intervivos gift under Section 4.3.1, the Related Persons shall not be Optionees with respect to such Offer.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government.

     "Proportionate Share" means, with respect to any Shareholder, an amount equal to the then current share ownership of such Shareholder in Stock, divided by the aggregate share ownership of all Shareholders in the class in respect of which the determination of Proportionate Share is being made.

     "Public Market" means the existence of quotations for the purchase and sale of Stock on a national or regional securities exchange or through any recognized publicly disseminated quotation service on a periodic or regular basis.

     "Purchase Option" means an option and preferential right (but not an obligation) of the Company and/or the Shareholders to purchase Stock under certain circumstances, as a result of a proposed Disposition to a Third Party, as a result of an Automatic Selling Event or as a result of the failure of another Optionee to exercise his or its Purchase Option.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the

Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

     "Selling Shareholder" means any Shareholder proposing to make a Disposition of Stock which gives rise to a Purchase Option or with respect to whom an Automatic Selling Event occurs, together with any Related Party holding shares of Stock acquired from such Shareholder in an intervivos gift permitted under subsection 4.3(i) of this Agreement (but only with respect to the shares of Stock acquired by such intervivos gift).

     "Shareholder" or "Shareholders" shall include (i) each of the Existing Shareholders, (ii) each direct or indirect successor in interest to Stock now or in the future held by any of the Existing Shareholders (whether or not such successor in interest elects to be a "Shareholder" under this Agreement), (iii) any Person not described in clauses (i) or (ii) above that may become a holder of Stock that has not been previously held by any of the Existing Shareholders or their successors in interest, provided that such other Person elects to become a "Shareholder" under this Agreement, and (iv) each direct or indirect successor in interest to Stock previously held by a person or entity included as a "Shareholder" under the preceding clause (iii) of this definition. A person or entity who is a Shareholder with respect to any shares of Stock held by him shall be a Shareholder with respect to all shares of Stock held by him, and all shares of Stock held by a Shareholder shall be subject to this Agreement. The community interest of a Shareholder's spouse in Stock held by a Shareholder shall not constitute such spouse a Shareholder; rather, a spouse of a Shareholder shall become a Shareholder only if he or she acquires Stock other than a community interest in Stock by virtue of being married to a Shareholder. Each Shareholder shall hold the Stock owned by him or it subject to this Agreement. A Shareholder shall cease to be a Shareholder when and for so long as such Shareholder owns no Stock; provided, however, that in connection with an Offer by a Selling Shareholder of shares of Stock acquired in an intervivos gift to a Related Person, as described in subsection 4.3(i) hereof, the Person who transferred such shares to the Selling Shareholder shall be deemed to be a Shareholder (and entitled to a Purchase Option as provided in Section 7(f) below), even if that person is not in fact still a Shareholder. In addition, for purposes of the provisions of this Agreement regarding Automatic Selling Events and the consequences thereof, a Shareholder who makes a Permitted Transfer by intervivos gift under subsection 4.3(i) hereof shall continue to be deemed a Shareholder, and any Automatic Selling Event that occurs after the gift with respect to such Shareholder shall be an Automatic Selling Event also with respect to each of such Shareholder's transferees under Section 4.3(i).

     "Stock" means any issued and outstanding shares of the Company's common stock, $0.001 par value per share, as well as any stock or securities received in exchange for or with respect to the Company's common stock as a result of a merger, consolidation, recapitalization, stock dividend or reorganization with respect to or involving the Company (including, without limitation, the liquidation of the Company after the sale of all or substantially all of its assets) and any other legal interest therein. All references herein to Stock owned by a Shareholder shall include the community or marital interest, if any, of the spouse of such Shareholder in such Stock.

     "Third Party" means any Person who is not a Shareholder or an Affiliate of a Shareholder at the time in question.

     "UT" means The University of Texas.

     2.2.  Additional Terms.  The following additional terms shall have the
           ----------------
meanings given to such terms in the Sections hereof set forth below:

     Term                                                   Section
     ----                                                   -------
     "Automatic Selling Event"                                6.1
     "Board"                                                  8.1

     "Closing"                                                7.5
     "Death or Merger Transfer"                               4.2
     "Expiration Date"                                        5.3
     "Indemnified Party"                                    9.6.3
     "Indemnifying Party"                                   9.6.3
     "Offer Stock"                                          5.2.1
     "Permitted Transfer"                                       4
     "Pledge"                                                 4.4
     "Private Offering"                                      10.2
     "Related Person"                                         4.3
     "Securities Laws"                                        3.2

     SECTION 3.  Transfer Restrictions.
     ---------   ---------------------

     3.1.  Prohibition on Disposition.  No Shareholder shall make or suffer a
           --------------------------
Disposition of Stock and no Disposition of Stock of any kind shall be effected or occur except as specifically permitted in this Agreement.

     3.2.  Compliance with Securities Laws.  Each Shareholder acknowledges that
           -------------------------------
the Stock acquired by him or it has been acquired for investment and not with a view toward distribution and that such Stock has not been registered under the Securities Act of 1933 or the securities laws of any state or other jurisdiction and the rules and regulations thereunder (the "Securities Laws"). No Shareholder shall make or suffer any Disposition of Stock that is not in compliance with the Securities Laws. Each Disposition of Stock must be in a transaction that is registered or exempt from registration under all such applicable Securities Laws. The Shareholder making or suffering such Disposition must, in advance thereof, deliver to the Company evidence satisfactory to the Company (including, upon request, an opinion of counsel satisfactory to the Company) to the effect that any proposed Disposition is in compliance with this subsection 3.2.

     3.3.  Execution of Shareholders' Agreement.  No Disposition shall be valid
           ------------------------------------
or permitted, nor shall any transferee or purchaser of shares of Offer Stock have any rights hereunder or as a Shareholder generally until the transferee or purchaser (and his or her spouse, if any) has executed a counterpart of this Agreement evidencing such person's agreement to be bound hereby as a Shareholder and has delivered such counterpart to the Secretary of the Company. Notwithstanding the failure to execute a counterpart of this Agreement, any transferee or purchaser of shares of Offer Stock shall take such Stock subject to this Agreement and by acceptance of any certificate representing such Stock shall be bound by this Agreement.

     3.4.  Dispositions Void.  Any Disposition or attempted Disposition that
           -----------------
violates or is not made in full compliance with this Section 3 and the other provisions of this Agreement applicable thereto shall be invalid, void ab initio
                                                                       --
and of no effect.

     SECTION 4. Permitted Dispositions.  Notwithstanding the prohibitions of
     ---------  ----------------------
Section 3 hereof, Shareholders shall be permitted to make the following types of Dispositions (the "Permitted Transfers"), provided that they give notice thereof to the Company and to each other Shareholder, and further provided that the requirements of Section 3.2 and 3.3 hereof are complied with in connection with such Disposition:

     4.1.  Sales to Third Parties.  Sales to Third Parties that comply with all
           ----------------------
terms and conditions of Section 5 hereof.

     4.2.  Death or Merger Transfers.  Transfers by descent or devise, by will
           -------------------------
or by operation of law resulting solely from the death of a Shareholder, or by operation of law as a result of the merger, consolidation, recapitalization, reorganization, liquidation or dissolution of the Company (hereinafter referred to as "Death or Merger Transfers").

     4.3.  Dispositions to Related Persons.  Dispositions of Stock by any
           -------------------------------
Shareholder (i) by intervivos gift to any one or more of his spouse or descendants, (ii) to any trust or other custodial arrangement created primarily for the benefit of any one or more of such Shareholder and his spouse or descendants, (iii) in the case of a Shareholder that is a corporation, to another corporation that directly or indirectly (a) wholly owns such

Shareholder, (b) is wholly owned by such Shareholder, or (c) is wholly owned by the same corporation that wholly owns, directly or indirectly, such Shareholder; or (iv) in the case of a non-corporate Shareholder, to any corporation wholly owned, directly or indirectly, by such Shareholder (the foregoing transferees being hereinafter referred to as "Related Persons").

     4.4.  Certain Pledges. Bona fide pledges of all or a part of the Stock held
           ---------------
by a Shareholder, or a grant of a security interest in or encumbrance on such Stock (each herein called a "Pledge"), provided that: (i) the party obtaining such interest is a financial institution or another Shareholder; (ii) the Shareholder making such Pledge is not insolvent at the time; (iii) such Shareholder retains all voting rights with respect to such Stock prior to any foreclosure, conveyance in lieu of foreclosure or similar conveyance in full or partial satisfaction of the secured indebtedness; (iv) the Pledge is made solely as security for borrowed money; and (v) the transferee agrees in writing to be bound by the terms and conditions of this Agreement in the event that there is a foreclosure, conveyance in lieu of foreclosure or similar conveyance in full or partial satisfaction of the secured indebtedness. All Stock so pledged or encumbered shall remain subject to this Agreement. The foreclosure, conveyance in lieu of foreclosure or similar conveyance in full or partial satisfaction of the secured indebtedness shall be an Automatic Selling Event. If the Purchase Option arising upon the occurrence of such Automatic Selling Event is not exercised, the transferee of such Stock in connection with the foreclosure, conveyance in lieu of foreclosure or similar conveyance in full or partial satisfaction of the secured indebtedness shall be a Shareholder for purposes of this Agreement and shall be bound hereby, and any further Disposition of such Stock shall be subject in all respects to the provisions of this Agreement.

     4.5.  Transfers to Shareholders.  Dispositions by one Shareholder to
           -------------------------
another Shareholder for good and valid consideration.

     SECTION 5.  Sales to Third Parties.  Notwithstanding the prohibitions of
     ---------   ----------------------
Section 3 hereof, a Shareholder may effect a sale of Stock to a Third Party, but only after first strictly complying with the following terms and conditions (any other sale or purported sale being void as provided in Section 3.4):

     5.1.  Third Party Offer.  The Shareholder desiring to sell (the "Selling
           -----------------
Shareholder") must have received a bona fide written offer from a Third Party to purchase all or part of its Stock (but no fractional shares) entirely for cash. For purposes of this Agreement, a sale is "entirely for cash" if all of the consideration therefor is money, payable entirely at the closing of such sale.

     5.2.  Offer to Optionees.  The Selling Shareholder must deliver a written
           ------------------
offer (the "Offer") to each Optionee which:

          5.2.1. Sets forth the number of shares of Stock which the Selling Shareholder desires to sell (the "Offer Stock").

          5.2.2.  Sets forth the names and addresses of the proposed purchasers.

          5.2.3. Encloses a copy of the written offer from the Third Party including a description of the nature and all of the terms and conditions of such proposed sale, including, without limitation, the price per share and the manner of payment.

          5.2.4. Sets forth the address of the Selling Shareholder at which any notice required to be given to the Selling Shareholder may be given.

          5.2.5. Includes an irrevocable offer to sell and transfer the Offer Stock to the Optionees on the same terms and conditions proposed by the Third Party and pursuant to the further terms and conditions of Section 7 of this Agreement.

     5.3.  Sale.  In the event that the Offer Stock is not sold to the Optionees
           ----
pursuant to subsections 7.1 through 7.6 hereof, then the Selling Shareholder may sell all (but not less than all) of the shares of Offer Stock to the proposed purchaser named in the Offer, strictly on the terms and conditions set forth therein, and subject to the provisions of Sections 3.2 and 3.3, on or before the 50th day (the "Expiration Date") after whichever of the following dates is applicable: (i) if all shares of Offer Stock have not been subscribed for pursuant to Section 7 hereof, the date on which the Shareholders' Purchase Option expires, or (ii) if all of the shares of Offer Stock are subscribed for pursuant to Section 7 hereof, but are not actually purchased, the date of the Closing (as postponed pursuant to Section 7.5 hereof).

     5.4.  New Offer.  If all shares of Offer Stock are not transferred on or
           ---------
prior to the Expiration Date, then no Disposition of any such shares may be made unless a new Offer covering such Stock is received and the Optionees are given the opportunity to purchase such Stock pursuant to this Section 5 and subsection
7.1 through 7.6 hereof.

     SECTION 6.  Automatic Selling Events.
     ---------   ------------------------

     6.1.  Definition.  An "Automatic Selling Event" shall occur with respect to
           ----------
any Shareholder and all shares of Stock held by such Shareholder under any of the following circumstances:

          6.1.1. A judicial determination of insanity or incompetence of such Shareholder.

          6.1.2. The foreclosure, conveyance in lieu of foreclosure or similar conveyance of such Shareholder's Stock in full or partial satisfaction of the indebtedness secured by a Pledge of such Stock or the offering for sale or attempted transfer of any of such Stock pursuant to a security agreement or similar instrument resulting from such Pledge.

          6.1.3. The entry of a decree or order by a court of competent jurisdiction adjudging the Shareholder bankrupt or insolvent.

          6.1.4. The Shareholder institutes proceedings to be adjudicated a voluntary bankrupt, consents in writing to the institution of a bankruptcy proceeding against him or it, files a petition or answer or written consent seeking reorganization under the United States Bankruptcy Code or any other similar applicable federal or state law, makes a general assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts generally as they become due.

          6.1.5. The entry, by a court of competent jurisdiction, of a decree terminating or dissolving such Shareholder's marriage by divorce or otherwise, which decree transfers or otherwise recognizes ownership or control of any of the Stock to be in such Shareholder's spouse, or which grants ownership of less than all of such Stock to the Shareholder.

          6.1.6. The occurrence of any other event (other than a Permitted Transfer) whether by operation of law or otherwise, which would, without further action by such Shareholder or his or its legal representatives, result in a Disposition of all or any portion of the Stock owned by such Shareholder, or any interest therein.

     6.2.  Certain Additional Events.  It is the intention of the Shareholders
           -------------------------
not to permit the evasion of the transfer restrictions imposed herein by reason of a Permitted Transfer by a Shareholder to a corporate transferee under Section
4.3 of this Agreement followed by the direct or indirect Disposition of any or all of the stock of that transferee. Accordingly, any transaction that has the effect described in the preceding sentence shall also be an Automatic Selling Event. In addition, if a

Shareholder makes a Permitted Transfer to a Related Person under Section 4.3 hereof or makes a Pledge pursuant to Section 4.5 hereof and thereafter suffers or commits an Automatic Selling Event, such Automatic Selling Event shall also constitute an Automatic Selling Event with respect to each of the Related Persons who acquired Stock in such Permitted Transfer and with respect to such Shareholder's pledgee.

     6.3.  Notice.  If a Shareholder commits or suffers an Automatic Selling
           ------
Event or has knowledge that he or it will in the foreseeable future commit or suffer an Automatic Selling Event, such Shareholder or his or its legal representative, as the case may be, shall promptly send a written notice of such event to the Optionees disclosing in full the nature and details of such event, the number of shares of Stock held by such Shareholder and the names and addresses of any prospective transferees of such Stock as a result of the Automatic Selling Event. If such Shareholder or his or its legal representative fails to give such notice, the Company may, and on request of any other Shareholder shall, give such notice on behalf of the Shareholder committing or suffering such event. Notice given by the Company shall have the same effect as notice given by such Shareholder.

     6.4.  Offer.  Notice of an Automatic Selling Event given by a Shareholder,
           -----
or by the Company on behalf of a Shareholder, shall constitute and be deemed an Offer by the Shareholder suffering or committing the Automatic Selling Event or his or its legal representative, who shall be considered a Selling Shareholder for purposes of this Agreement. The Offer Date for such Offer shall be the date that the notice of the Automatic Selling Event is received by the Company if the notice comes from the Shareholder suffering the Automatic Selling Event (or, if not, the date the Company mails or otherwise initiates delivery of notice of the Automatic Selling Event to the other Optionees). All Stock held by the Shareholder in question shall be considered to be Offer Stock. The Offer shall be carried out on the terms and conditions of Section 7 hereof and shall be at a price per share determined in accordance with Section 8 hereof.

     SECTION 7.  Right of First Refusal.  All Offers shall be carried out in
     ---------   ----------------------
accordance with the following terms and conditions:

     7.1.  Company Option.  For 30 days following the Offer Date, the Company
           --------------
shall have a Purchase Option for the Offer Stock with respect to which the Offer Date relates. The Company's Purchase Option shall be exercisable by sending a written notice of exercise to the Selling Shareholder.

     7.2.  Shareholder Options.  If the Company fails to exercise its Purchase
           -------------------
Option as to any portion of the Offer Stock prior to its expiration, then on or before 10 days after the earlier of (i) the expiration date of the Company's Purchase Option, or (ii) the date on which the Company notified the Selling Shareholder that it will not purchase all of the Offer Stock, the Selling Shareholder shall notify each other Optionee in writing of the number of shares of Option Stock as to which the Company failed to exercise its Purchase Option. Each of such Optionees shall have a Purchase Option to purchase his or its Proportionate Share of such remaining Offer Stock by giving written notice thereof to the Selling Shareholder within 30 days of receipt of the Offer notice from the Selling Shareholder. If there is more than one Shareholder Optionee, the notice of exercise of each Optionee must state the maximum number of shares of Offer Stock that such person is willing to purchase. If the aggregate number of shares of Offer Stock that the Shareholder Optionees are willing to purchase equals or exceeds the number of shares of Offer Stock that have not been subscribed for by the Company, then the Shareholders' Purchase Option shall have been exercised.

     7.3.  Allocation.  If the Shareholders' Purchase Option has been exercised,
           ----------
then each Shareholder Optionee offering to purchase shall be allocated his or its Proportionate Share of the Offer Stock that has not been subscribed for by the Company. If any Shareholder Optionees have stated in their notice of exercise that they would purchase fewer shares than their Proportionate Share, such Optionees shall be allocated such lesser number and any remaining unallocated shares shall be allocated among those Shareholder Optionees who offered to purchase more than their Proportionate Share, on a basis of their Proportionate Share as part of the group electing to purchase additional shares, taking into account all shares subscribed for in the preceding sentence, or as the Optionees may otherwise agree.

     7.4.  Price.  If the Offer arose from a proposed Disposition to a Third
           -----
Party in a sale for cash, the price per share to be paid by each Optionee shall be the price to be paid by the proposed Third Party purchaser named in the Offer. In the case of an Offer arising from an Automatic Selling Event, the price per share shall be determined in accordance with the appropriate provisions of Section 8 of this Agreement. In either such event, the entire purchase price shall be paid in cash at the Closing.

     7.5.  Closing.  If Purchase Options have been timely exercised with respect
           -------
to all of the Offer Stock in question, the closing of all purchases of the Offer Stock (the "Closing") shall be held simultaneously at 10:00 local time at the Company's principal office on the 30th day following the expiration of the applicable option period, or at such other time and place as the parties shall mutually agree.

     7.6.  Failure to Close.  If, for any reason (other than the default of the
           ----------------
Selling Shareholder), an Optionee fails to purchase at the Closing all of the Offer Stock it has subscribed to purchase, then the Selling Shareholder shall give notice thereof to each other Optionee. The Closing shall be postponed until 15 days after such notice is properly given to allow the other Optionees to arrange to purchase the Offer Stock not so purchased. Such shares shall be allocated among the other Optionees desiring to purchase such Stock based on their Proportionate Share of the Offer Stock being purchased by them pursuant to the foregoing provisions of this Section 7, or in such other proportions as they mutually agree.

     7.7.  Failure of Optionees to Purchase.  If all shares of Offer Stock
           --------------------------------
subject to in any Purchase Option are not actually purchased, then no shares of Offer Stock shall be purchased by the Optionees and the following shall apply:

          7.7.1. The Selling Shareholder may retain all such shares of Offer Stock.

          7.7.2. If the Offer resulted from an Automatic Selling Event, the transferee of such Offer Stock may retain the same subject to the provisions of Sections 3.2 and 3.3 hereof.

          7.7.3. If the Offer arose in connection with a purchase offer from a Third Party which the Selling Shareholder wishes to accept, the Selling Shareholder may sell the Offer Stock to the Third Party pursuant to the provisions of Section 5.3 hereof.

     SECTION 8.  Determination of Stock Price for Certain Purposes.
     ---------   -------------------------------------------------

     8.1.  Automatic Selling Events, Mandatory Purchases, Etc.  During any
           ---------------------------------------------------
period in which there is not a Public Market for the Stock, the valuation for purposes of determining the per share price of Stock in connection with offers resulting from Automatic Selling Events, Mandatory Purchases, the repurchase of Stock from employees or optionees terminating their employment with the Company and for certain other purposes referenced in this or other agreements or documents shall be determined by agreement among the parties to the proposed transaction, or if such parties cannot agree on a per share price, such price shall be determined by a qualified independent appraiser selected by the board of directors of the Company (the "Board"). Such appraiser's fee and expenses shall be borne pro-rata by such parties.

     8.2.  Employee Compensation.  During any period in which there is not a
           ---------------------
Public Market for the Stock, the valuation for purposes of determining the per share price of Stock in connection with employee stock options, performance related bonuses or other incentive compensation plans shall be the fair market value of the Stock as determined by the Board, or any committee thereof, in its sole discretion.

     8.3  Indemnity.  Each Shareholder recognizes and acknowledges (i) that the
          ---------
determination of a definitive fair value for the Stock may require a great deal of discretion during any period in which there is no Public Market for the Stock, (ii) that such determination will, during such period of time, require that certain assumptions be made about the prospects of the Company as well as future economic and competitive conditions in markets where the Company does business, and (iii) that any number, or even all, of the directors on the Board at any given time may be subject to a conflict of interest where valuation of the Stock is concerned, due to their affiliation with certain Shareholders or their status as holders of options for Stock or otherwise. The Shareholders acknowledge and agree (a) that valuations made pursuant to this Section 8 shall be conclusive and binding, subject only to such revisions as specifically provided herein, (b) that all conflicts of interest of members of the Board are fully understood and waived unless the Board includes sufficient disinterested directors to constitute an independent committee for valuation purposes or there is specific evidence demonstrating that a director has acted in bad faith or violated his duties to the Company and (c) that the members of the Board and its advisors shall be entitled to be indemnified and held harmless by the Company to the fullest extent permissible under Texas Law, as in effect at the time in question, for all actions taken pursuant to Section 8 hereof, or any other provision of this Agreement.

     SECTION 9.  Registration Rights.
     ---------   -------------------

     9.1.  Right to Register.  If the Company at any time after the date hereof
           -----------------
proposes to file a registration statement pursuant to the Securities Act to register the sale of Stock in an underwritten public offering (whether for the account of the Company, the Shareholders or both), each Existing Shareholder shall be entitled to participate in such underwritten offering subject to the terms and conditions (and to the extent) provided herein.

     9.2.  Underwriting Agreement.  If an Existing Shareholder desires to
           ----------------------
participate in any underwriting as set forth in this Section 9, such Shareholder (together with the Company and any other Shareholders selling shares through such underwriting) shall enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters selected by the Company. The selling Shareholders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such selling Shareholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such selling Shareholders. Any such selling Shareholder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such selling Shareholder, such selling Shareholder's Stock and such selling Shareholder's intended method of distribution and any other representation required by law. Any Existing Shareholder who disapproves of the terms of the underwriting agreement may withdraw from the underwritten offering by written notice to the Company and the underwriter's representatives within fifteen days after the form of the underwriting agreement is presented to such Shareholder, and such Shareholder's shares of Stock shall be simultaneously withdrawn from registration and the underwritten offering.

     9.3.  Notice and Exercise.  The Company shall give each Existing
           -------------------
Shareholder written notice of its intent to file a registration statement in connection with an underwritten public offering as described in Section 9.1 and the date (not less than 15 days after the date of delivery of such notice) by which each such Shareholder must give the Company written notice of the number of shares of Stock such Shareholder desires to include in such registration and offering. Any Existing Shareholder's failure to give such written notice to the Company by such date shall disqualify such Shareholder from participating further in such registration and offering (but not subsequent registrations and underwritings pursuant to this Section 9). After determining the total number of shares of Stock the Company and its Existing Shareholders desire to include in the registration and underwriting, if the underwriter's representatives reasonably determine in writing that marketing factors require a limitation on the total number of shares to be underwritten, then to the extent required by such limitation, the shares of each such Shareholder shall be excluded from the registration and underwriting in proportion to the number of shares each such Shareholder requested to be included in the registration and underwriting. In connection with any registration under this Section 9, each Shareholder shall bear its pro rata share of all Federal registration fees and filing fees. The Company will pay all other costs incurred in connection with any such registration.

     9.4.  Qualification.  In connection with any registration pursuant to this
           -------------
Section 9, the Company will use its best efforts to qualify for sale, in each state in which the Underwriters request that the Company qualify the shares of Stock for sale, the shares of Stock of the Existing Shareholders being included in such registration.

     9.5.  Expiration.  The registration rights of Existing Shareholders
           ----------
provided in this Section 9 shall terminate at such time as there is a Public Market for the Company's shares of Stock and the Shareholder is able to dispose of its shares of Stock pursuant to the provisions of subparagraph (k) of Rule 144 of the Securities and Exchange Commission.

     9.6.  Indemnity.
           ---------

          9.6.1. In the event of any registration of any Shareholder's shares of Stock under the Securities Act pursuant to this Section 9, the Company shall indemnify and hold harmless each Shareholder whose shares of Stock are so registered, each underwriter (as defined in the Securities Act) of such shares and each person, if any, who controls such underwriter from and against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such shares were registered under the Securities Acts, any preliminary prospectus or final prospectus issued in connection therewith, or any summary prospectus issued in connection with any such securities being registered, or any amendment or supplement thereto, or (ii) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Shareholder or each such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the Company shall not be liable to any such Shareholder or any underwriter or controlling person in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (a) any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Shareholder or such underwriter or controlling person specifically for use therein or (b) the failure of such Shareholder or such underwriter or controlling person to furnish a copy of the preliminary prospectus or the prospectus as required by the Securities Act, or (c) the use of a preliminary prospectus or prospectus after receipt of notice from the Company that it should no longer be used. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder or such underwriter or controlling person, and shall survive transfer of the shares by such Shareholder. The foregoing indemnity agreement is further subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the prospectus, such indemnity agreement shall not inure to the benefit of any such Shareholder or any underwriter or controlling person from whom the person asserting any loss, claim, damage or liability purchased the shares which are the subject thereof if a copy of the prospectus was not sent or given to such person. For the purpose of this Section 9, the terms "control" and "controlling" shall be defined as set forth in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

          9.6.2. Each Shareholder whose shares of Stock are registered under the Securities Act pursuant to this Section 9 shall indemnify and hold harmless the Company, its directors and officers, each other Shareholder, each underwriter, and each other person, if any, who controls the Company or any underwriter, to the fullest extent permitted by applicable law, from and against any losses, claims, damages, or liabilities, joint or several, to which the Company, any such director or officer, any other Shareholder, any such underwriter, or any such person, may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such shares of Stock were registered at the request of such Shareholder pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any such securities being registered, or any amendment or supplement thereto, or (ii) arise out of or are based upon any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent (in the case of both clauses (i) and (ii)), but only to the extent, that such alleged untrue statement or alleged omission was made in such registration statement, preliminary prospectus, summary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Shareholder specifically for use therein (and further, if such alleged untrue statements or alleged omissions by such Shareholder were based on the authority of an expert, only to the extent that such Shareholder had no reasonable ground to believe, or did not believe, that the statements made on the authority of such expert were untrue or that there was an omission to state a material fact), or (iii) arise out of or are based upon the failure of such Shareholder to furnish a copy of the preliminary prospectus or the prospectus as required by the Securities Act, or (iv) arise out of or are based upon the use of a preliminary prospectus or prospectus by such Shareholder after receipt of notice from the Company that it should no longer be used. Such Shareholder shall reimburse the Company, such director or officer, such other Shareholder, such underwriter or such controlling person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, its directors and officers, such other Shareholder, such underwriter or such controlling person and shall survive transfer of the shares by such Shareholder.

          9.6.3. Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought hereunder, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9 and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     9.7.  Registration Procedures.   In connection with any registration of
           -----------------------
Stock pursuant to the Securities Act for the account of any Shareholder under the provisions of this Section 9, the Company will as expeditiously as possible:

                 (i) furnish to each selling Shareholder such number of
            conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such selling Shareholder may reasonably request;

                 (ii) use its best efforts to register or qualify all Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each selling Shareholder shall reasonable request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such selling Shareholder to consummate the disposition in such jurisdictions of the securities owned by such selling Shareholder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (ii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                 (iii) use its best efforts to cause all Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Shareholder or selling Shareholders to consummate the disposition of such Stock;

                 (iv) furnish to each selling Shareholder a signed counterpart, addressed to such selling Shareholder of

                         (A) an opinion of counsel for the Company, dated the
            effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such selling Shareholder, and

                         (B) a "comfort" letter, dated the date effective date
            of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such selling Shareholder or such holder may reasonably request;

                 (v) notify each selling Shareholder, at any time when a
            prospectus relating to Stock to be sold by such selling Shareholder is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such selling Shareholder promptly prepare and furnish to such selling Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                 (vi) otherwise use its best efforts to comply with all
            applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an historical earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such selling Shareholder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such selling Shareholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                 (vii) provide and cause to be maintained a transfer agent and registrar for the Stock covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                 (viii) use its best efforts to list all Stock covered by such registration statement on any securities exchange on which any shares of Stock are then listed.

The Company may require each selling Shareholder to furnish the Company such information regarding such selling Shareholder and the distribution of such selling Shareholder's Stock as the Company may from time to time reasonably request in writing.

     Each selling Shareholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (v) of this Section 9.7, such holder will forthwith discontinue such holder's disposition of Stock pursuant to the registration statement relating to such Stock until such selling Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (v) of this Section 9.7 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Stock current at the time of receipt of such notice.

     9.8.  Right to Terminate Registration.  The Company shall have the right to
           -------------------------------
terminate or withdraw any registration initiated by it under this Section 9 prior to the effectiveness of such registration whether or not any Shareholder has elected to include shares of Stock in such registration.

     SECTION 10.  Participation Rights.
     ----------   --------------------

     10.1.  Sale of Shares.  Any Shareholder who shall have received a bona fide
            --------------
written offer to purchase some or all of its shares of Stock shall, if requested by any other Shareholder, attempt in good faith to have the offeror expand its offer to include on the same terms such shares of Stock that such other Shareholder or Shareholders may also wish to sell. The Shareholder who shall have received such offer shall have no liability to any other Shareholder if the offeror fails or refuses to expand its offer, nor shall such Shareholder be required to reduce the number of shares of its Stock to be sold pursuant to such offer in order to include or accommodate within the scope of such offer any shares of Stock of any other Shareholder. Any purchase and sale pursuant to such offer shall be subject to all other applicable provisions of this Agreement, including without limitation the provisions of Sections 5 and 7.

     10.2.  Private Offering.  In connection with any Private Offering of Stock
            ----------------
by the Company (a "Private Offering" being any offering exempt from registration under the Securities Act of 1933 by reason of Section 4(2) thereof or Regulation D promulgated thereunder, as amended or superseded from time to time, or any successor provision thereto), the Company shall attempt in good faith to have the purchaser or purchasers thereunder expand their purchases to include, on the same terms and conditions as their purchases of the shares of Stock being issued to them by the Company in such Private Offering, such shares of Stock that any of the Shareholders of the Company may then wish to sell. The Company shall have no obligation to any Shareholder who wishes to include some or all of its shares of Stock in such Private Offering if the prospective purchasers decline to expand the offering to include such other shares, nor shall the Company be required to reduce the number of shares of Stock it wishes to issue in the offering in order to include or accommodate shares held by any of the Shareholders. In addition, subject to the registration rights of Shareholders set forth in Section 9, the Company shall not be required to expand the offering referred to in this Section 10.2. to include shares of any Shareholder (even if the purchasers are agreeable to such an expansion) if the expansion of such offering and the inclusion of such additional shares would cause the offering to lose its status as a Private Offering.

     10.3.  Participation in Sale.  In the event that holders of 80 percent or
            ---------------------
more of the issued and outstanding shares of Stock agree to sell such shares to any Person or in any IPO, such holders shall have the right to require that the holders of the remaining issued and outstanding shares of Stock participate in such sale or IPO; provided, however, that the holders of the remaining Stock are offered the same terms and conditions as the holders of the 80% who have agreed to sell. In the event that such participation is requested, the holders of the remaining Stock shall provide all reasonable cooperation in effecting such sale.

     SECTION 11.  Matters Regarding Directors.
     ----------   ---------------------------

     11.1.  Election of Directors.  Directors of the Company shall be elected as
            ---------------------
specified under applicable law and any agreements regarding the election of directors to which the Company and/or its Shareholders may be a party, if any.

     SECTION 12.  Termination and Amendment.  This Agreement shall terminate
     ----------   -------------------------
upon the written agreement of Shareholders holding 85% or more of the Stock then subject to this Agreement or upon the establishment of a Public Market in the Company's Stock, whichever first occurs; provided, however, that the provisions of Section
3.2 and Section 9 shall also survive any prior expiration or termination of this Agreement for the full duration provided in those Sections (or indefinitely if no duration is therein specified unless all Shareholders shall agree in writing to the termination thereof). If any provision of this Agreement is subject to the Rule Against Perpetuities, then if not sooner terminated pursuant to the provisions of this Section 12, such provision shall terminate, expire and be of no further force or effect one day prior to 21 years after the death of the last to die of each signatory hereto who is a natural person and each now living descendant of each such signatory. No modification or amendment of this Agreement shall be valid and binding unless such modification or amendment is in writing and signed by Shareholders holding 85% of the outstanding shares of Stock of the Company subject to this Agreement, except that (i) the provisions of Section 9 may not be modified or amended without the written consent of Shareholders holding 66 2/3% or more of the Minority Shares, and (ii) the provisions of the first sentence and this last sentence of this Section 12 may not be modified or amended without the written consent of each party affected by the proposed modification or amendment.

     SECTION 13.  Legends.  The reverse side of each certificate representing
                  -------
shares of Stock subject hereto shall be endorsed as follows (which endorsement shall be referred to on the front side of each such certificate):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SHARES MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME WHATSOEVER EXCEPT UPON SUCH REGISTRATION OR IN A TRANSACTION EXEMPT FROM SUCH REGISTRATION. AS A CONDITION OF ANY SALE, ASSIGNMENT OR TRANSFER OF SUCH SHARES, THERE SHALL BE DELIVERED TO THE

     CORPORATION SUCH EVIDENCE AS MAY BE REQUIRED BY THE CORPORATION (INCLUDING OPINIONS OF COUNSEL SATISFACTORY TO THE CORPORATION) TO THE EFFECT THAT ANY SUCH SALE, ASSIGNMENT OR TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, ANY APPLICABLE STATE SECURITIES LAW OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, GIFT, ENCUMBRANCE OR OTHER DISPOSITION OF SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS, INCLUDING THE PRIOR RIGHT TO PURCHASE, SET FORTH IN AN AGREEMENT BY AND AMONG THE CORPORATION AND ITS SHAREHOLDERS. SUCH SHAREHOLDERS' AGREEMENT ALSO INCLUDES PROVISIONS GRANTING OPTIONS TO THE CORPORATION AND CERTAIN OTHER SHAREHOLDERS TO PURCHASE THE SHARES EVIDENCED HEREBY IN CERTAIN CIRCUMSTANCES, PROVIDING CERTAIN REGISTRATION RIGHTS, AND COVERING OTHER MATTERS AS SET FORTH THEREIN. A COUNTERPART OF SUCH SHAREHOLDERS' AGREEMENT HAS BEEN PLACED ON FILE BY THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS AND ITS REGISTERED OFFICE AND, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR ITS REGISTERED OFFICE, THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE A COPY OF SUCH AGREEMENT.

After such endorsement, the certificates shall be returned to the Shareholders, who shall, subject to the terms of this Agreement, be entitled to exercise all rights of ownership of such Stock.

     SECTION 14.  Miscellaneous Provisions.
     ----------   ------------------------

     14.1.  Notices.  Unless otherwise provided for herein, and except where
            -------
receipt is required for the running of a time period, all notices and other communications hereunder to a party hereto shall be deemed to be properly given when delivered personally in writing, by hand delivery, confirmed facsimile transmission, or air express delivery or mailed by registered or certified mail (return receipt requested), postage prepaid, to such party at its address for notice set forth on Exhibit A hereto, or at such other address as may have been specified by like notice.

     14.2.  Entire Agreement.  This Agreement shall supersede all prior
            ----------------
agreements, documents or other instruments with respect to the matters covered hereby.

     14.3.  Separability.  The provisions contained herein are independent and
            ------------
separate, and in the event that any provision contained herein is declared invalid or illegal, the other provisions hereof shall not be affected or impaired thereby and shall remain valid and enforceable, provided that the fundamental bargains of the parties evidenced hereby are, as a practical matter, maintained in all material respects.

     14.4.  Injunctions.  In the event of a breach or threatened breach by any
            -----------
party hereto of the provisions of this Agreement, any other party hereto shall be entitled to an injunction to prevent irreparable injury (subject to the availability of that remedy under general equitable principles). Nothing herein shall be construed as prohibiting any Shareholder from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

     14.5.  Holidays.  If any act is required to take place or any notice period
            --------
expires on a day which is a Saturday, Sunday or legal holiday in Texas, the date for such action or the expiration of such notice period shall be the next succeeding business day.

     14.6.  Headings.  The descriptive headings of the several Sections of this
            --------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     14.7.  Waivers.  The waiver of any provision hereof shall be effective only
            -------
if in writing and signed by the Shareholders for whose benefit such provision operates, and then only in the specific instance and for the particular purpose for which such waiver is given. Except as otherwise provided herein (e.g., the failure to exercise any Purchase Option), no failure to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver of such right or power.

     14.8.  Further Assurances.  Each party hereto shall execute and deliver
            ------------------
such other certificates, agreements and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by this Agreement.

     14.9.  Governing Law.  The terms of this Agreement shall be governed by,
            -------------
and interpreted in accordance with the provisions of, the laws of the State of Texas, disregarding choice of law rules.

     14.10.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.11.  Filing.  The Company shall cause a counterpart of this Agreement to
             ------
be placed on file at its principal place of business and in its registered office in the State of Texas, and this Agreement shall be subject to the same right of examination by a Shareholder, in person or by attorney or other agent, as are the books and records of the Company.

     14.12.  Gender.  Whenever the context requires, the gender of all words
             ------
used in this Agreement shall include the masculine, feminine and neuter, and the singular of any word shall include the plural.

     14.13.  Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
shall inure to the benefit of the successors and assigns of each party hereto.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

THE COMPANY:                            DTM CORPORATION
- -----------



                                        By: /s/ John S. Murchison, III
                                           -------------------------------
                                          John S.  Murchison, III,  President


THE SHAREHOLDERS:
- ----------------

A.
     /s/ J.J. Beaman
    --------------------------------
    Dr. Joseph J. Beaman

B.
     /s/ Dr. Carl R. Deckard
    --------------------------------
    Dr. Carl R. Deckard

C.
     /s/ Paul McClure
    --------------------------------
    Dr. Paul F. McClure

D.
     /s/ Sally L. Deckard
    --------------------------------
    Sally L. Deckard

E. The Thomas Roland Deckard Trust

   By: /s/ Rebecca A. English         , Co-Trustee
      --------------------------------
   By: /s/ Luisa M. Deckard           , Co-Trustee
      --------------------------------

F. The Michael Edison Deckard Trust

   By: /s/ Rebecca A. English         , Co-Trustee
      --------------------------------
   By: /s/ Luisa M. Deckard           , Co-Trustee
      --------------------------------

G. The BFGoodrich Company

   By: /s/ D. L. Tobler
      --------------------------------
   Name: _____________________________
   Title:_____________________________

H. DTM Holdings, Ltd.
   By: Financial Services-Austin, Inc.,
        General Partner

   By: /s/ Bradley A. Fowler
      ------------------------------------
   Name: Bradley A. Fowler
        ----------------------------------
   Title: President
         ---------------------------------

I. THE UNIVERSITY OF TEXAS

   By:    /s/ T. Ricks
      --------------------------------
   Name: _____________________________
   Title:_____________________________

     JOINDER OF SPOUSES.  THE SPOUSE OF EACH MARRIED SHAREHOLDER HEREBY JOINS IN
     ------------------
THE EXECUTION OF THIS AGREEMENT TO EVIDENCE THAT SUCH SPOUSE AGREES TO BE BOUND BY THIS AGREEMENT AND THAT THE ENTIRE INTEREST THAT SUCH SPOUSE MAY NOW HAVE OR HEREAFTER ACQUIRE IN ANY SHARES OF STOCK OF THE COMPANY HELD BY THE SHAREHOLDER TO WHOM SUCH SPOUSE IS MARRIED SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS OF THIS AGREEMENT. SUCH SPOUSE AGREES THAT THE SHAREHOLDER TO WHOM SHE IS MARRIED SHALL HAVE AND IS HEREBY GRANTED ALL NECESSARY RIGHT AND AUTHORITY TO SELL, ASSIGN, CONVEY, GIVE OR OTHERWISE TRANSFER OR DISPOSE OF ANY OR ALL OF HER INTEREST (IF ANY) IN THE SHARES OF STOCK HELD BY SUCH SHAREHOLDER WHEN SUCH SHAREHOLDER'S INTEREST THEREIN IS TRANSFERRED OR DISPOSED OF AS PROVIDED FOR OR REQUIRED BY ANY PROVISIONS OR TERMS OF THIS AGREEMENT. SUCH SPOUSE'S EXECUTION OF THIS AGREEMENT DOES NOT, HOWEVER, CONSTITUTE SUCH SPOUSE AS A SHAREHOLDER OR INDICATE THAT SUCH SPOUSE HAS ANY RIGHTS OR PRIVILEGES AS A SHAREHOLDER OF THE COMPANY. SUCH SPOUSE SHALL BECOME A SHAREHOLDER IN RESPECT OF SHARES OF STOCK HELD BY THE SHAREHOLDER TO WHOM SUCH SPOUSE IS MARRIED ONLY UPON THE DISPOSITION OF SUCH STOCK TO SUCH SPOUSE BY SUCH SHAREHOLDER.



/s/ Lisa E. Beaman                       /s/ Sharon M. McClure
- -------------------------                -------------------------------
Lisa E. Beaman                           Sharon M.  McClure



Exhibits:   A.  Addresses for Notice

                                   EXHIBIT A

                             ADDRESSES FOR NOTICE
                             --------------------


If to DTM:                                      If to Holdings:
- ---------                                       --------------

DTM Corporation                                 DTM Holdings, Ltd.
1611 Headway Circle                             c/o Bradley A. Fowler, President
Building 2                                      Financial Services - Austin Inc.
Austin, TX  78754                               211 E. 7th Street, Suite 707
Fax: (512) 339-0634                             Austin, TX 78701
Attn:  President                                Fax: (512) 476-4625

If to Beaman:                                   If to McClure:
- ------------                                    -------------

Dr. Joseph J. Beaman                            Dr. Paul F. McClure
DTM Corporation                                 7505 Greenhaven Drive
1611 Headway Circle                             Austin, TX 78757
Building 2                                      Phone: (512) 454-8393
Austin, TX  78754
Fax: (512) 339-0634

If to BFG:                                      If to UT:
- ---------                                       --------

The B.F.Goodrich Company                        The University of Texas
3925 Embassy Parkway                            Office of Asset Management
Akron, Ohio 44333-1799                          210 W.  6th Street
Fax: (330) 374-3456                             Austin, TX 78701
Attn:  Secretary                                Fax (512) 499-4365
                                                Attn: Thomas G.  Ricks

If to Dr. Carl Deckard:                         If to Deckard Trust Funds:
- ----------------------                          -------------------------

Dr. Carl R.  Deckard                            c/o Becky English, Co-Trustee
Dept.  Of Mechanical Engineering                802 E. Bernard Street
Rigs 318                                        W. Columbia, TX 77486
Clemson University                              Fax: (409) 848-8337
P.O. Box 340921                                 c/o Lucy Deckard, Co-Trustee
Clemson, SC 29634-0921                          4 Marie Court
Fax: (803) 656-4435                             Newark, DE 19713

If to Sally L. Deckard:
- ----------------------

200 Cedar Lane
Clemson, SC 29631
Phone: (864) 654-5503